SEGMENT REPORTING - Schedule of Sales Data by Geographical Area (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
SEGMENT REPORTING
Net Sales by Segment	[1]	$ 10,878	$ 15,753	$ 14,052
Net Sales by Segment (as a percent)		100.00%	100.00%	100.00%
China
SEGMENT REPORTING
Net Sales by Segment		$ 2,084	$ 2,577	$ 1,735
Net Sales by Segment (as a percent)		19.00%	16.00%	12.00%
India
SEGMENT REPORTING
Net Sales by Segment		$ 4,893	$ 8,268	$ 7,152
Net Sales by Segment (as a percent)		45.00%	53.00%	51.00%
Japan
SEGMENT REPORTING
Net Sales by Segment		$ 3,901	$ 4,908	$ 5,165
Net Sales by Segment (as a percent)		36.00%	31.00%	37.00%

[1]	Revenue recognized for the years ended December 31, 2024, 2023 and 2022 that was included in deferred revenue (including current and non-current) and customer advances as of the beginning of each year was $0.1 million, $0.1 million and $0.3 million, respectively.